UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05749

THE CHINA FUND, INC.

(Exact name of registrant as specified in charter)

C/O BROWN BROTHERS HARRIMAN & CO.

50 POST OFFICE SQ.

BOSTON, MA 02110

ATTENTION SUZAN BARRON

(Address of principal executive offices)(Zip code)

Copy to:

Suzan Barron Brown Brothers Harriman & Co. 50 Post Office Sq. Boston, MA 02110	Laura E. Flores, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (888) 246-2255

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Report to Stockholders.

THE CHINA FUND, INC.

ANNUAL REPORT

October 31, 2019

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on The China Fund, Inc’s (the “Fund”) website (www.chinafundinc.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or if you are a direct investor, by calling 1-800-426-5523.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds that you hold through your financial intermediary. If you invest directly with the Fund, you can call 1-800-426-5523 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

THE CHINA FUND, INC.

KEY HIGHLIGHTS (unaudited)

FUND DATA
NYSE Stock Symbol	CHN
Listing Date	July 10, 1992
Shares Outstanding	10,655,325
Total Net Assets (10/31/19)	$242,936,717
Net Asset Value Per Share (10/31/19)	$22.80
Market Price Per Share (10/31/19)	$20.08

TOTAL RETURN(1)
Performance as of 10/31/19:	Net Asset Value	Market Price
1-Year Cumulative	23.79%	21.86%
3-Year Cumulative(2)	32.12%	35.05%
3-Year Annualized(2)	9.73%	10.54%
5-Year Cumulative(2)	35.46%	34.71%
5-Year Annualized(2)	6.26%	6.14%
10-Year Cumulative(2)	100.50%	90.50%
10-Year Annualized(2)	7.20%	6.66%

DIVIDEND HISTORY
Record Date	Income	Capital Gains
12/21/18	$0.1689	$0.3712
12/19/17	$0.5493	—
12/19/16	$0.4678	—
12/28/15	$0.2133	$1.2825
12/22/14	$0.2982	$3.4669
12/23/13	$0.4387	$2.8753
12/24/12	$0.3473	$2.9044
12/23/11	$0.1742	$2.8222
12/24/10	$0.3746	$1.8996
12/24/09	$0.2557	—

(1) Total investment returns reflect changes in net asset value or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value returns are not an indication of the performance of a stockholder’s investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do not guarantee future results. Market price returns do not reflect broker commissions in connection with the purchase or sale of Fund shares.

(2) The performance has been restated to reflect an adjustment to the dividend reinvestment price applied in 2016, which had the effect of modestly understating performance for the period.

THE CHINA FUND, INC.

ASSET ALLOCATION AS OF October 31, 2019 (unaudited)

Ten Largest Listed Equity Investments *

AlibabaGroup Holding, Ltd.	13.2%
TencentHoldings, Ltd.	9.7%
Ping An Insurance Group Company of China, Ltd.	4.9%
ChinaConstruction Bank Corp.	4.8%
JD.com,Inc.	4.2%
ChinaMerchants Bank Co., Ltd.	4.0%
Sino Biopharmaceutical, Ltd.	3.6%
AIA Group, Ltd.	3.0%
New China Life Insurance Co., Ltd.	3.0%
TimesChina Holdings, Ltd.	2.9%

*	Percentages based on net assets.

INDUSTRY ALLOCATION (unaudited)

Industry Allocation (as a percentage of net assets)

Fund holdings are subject to change and percentages shown above are based on net assets at October 31, 2019. A complete list of holdings at October 31, 2019 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-888-246-2255.

THE CHINA FUND, INC.

CHAIRMAN’S STATEMENT (unaudited)

Dear Fellow Stockholders,

We have the pleasure of providing you our report for The China Fund, Inc. (otherwise referred to herein as the “Fund”) covering its full financial year ending October 31, 2019 (the “Period”). Your board has welcomed a somewhat quieter year than that of 2018 — when the numerous issues regarding the enhancement of best practices, as set out in some detail in my interim letter, required more immediate and greater attention. As a result of these past actions, however, it is encouraging that positive results are already showing for the benefit of all stockholders.

Commencing on January 1, 2019, as was previously approved by stockholders, Matthews International Capital Management, LLC (“Matthews Asia” or the “Manager”) assumed the role as your Fund’s investment manager. The results to date have been encouraging. For the Period, your Fund’s net asset value (“NAV”) increased by 23.79%, a figure which compares favorably to the 17.20% gain achieved by its new benchmark, the MSCI China All Shares Index, and to the 15.74% gain achieved in the same period by its previous benchmark, the MSCI Golden Dragon Index.

For the Manager’s initial ten-month period, your Fund’s NAV increased by 21.73% as compared to 17.25% for its benchmark. Whilst it is still early in the life of the new Manager and past performance is no guarantee of future performance, your board deems it encouraging that the Manager has provided positive alpha of a net 4.48% in this initial period.

Throughout the Period stock markets across the China region have provided varied results as both the China/U.S. trade war and the Hong Kong pro-democracy protests have affected both economic activity and investor sentiment. The China A-share market, led particularly by the technology, health care and consumer staple sectors, has been the best performer as compared to China companies listed in either Hong Kong or New York. This A-share market strength has resulted in a significant rerating of these sectors relative to their counterparts in both Hong Kong and New York. Yet despite this valuation differential in certain areas the Manager continues to pursue earnings driven opportunities in the domestic China market. Of specific interest for ongoing corporate profitability, the Manager notes that the greater spending power of China’s middle class is now spreading rapidly to the second-, and even third-tier cities, on the back of the country’s expanded infrastructure and broadband facilities and thereby providing additional business opportunities for both corporate China and investors worldwide.

Without wishing to bore readers, I would like to reemphasise the Manager’s revamp of the Fund’s website (https://www.chinafundinc.com/) and the high quality fundamental research material that it regularly adds under the site heading of “Thought Leadership”.

Going forward, the Manager will host semi-annual public investment calls so as to keep stockholders informed of its investment outlook and the application of its strategy to the Fund. Calls are scheduled for June 2020 and December 2020 in the current year. Further, we look forward to a presentation by the Manager at the annual general meeting to be held in New York at 09:00 AM on March 12, 2020, at which we will hope to have your company.

THE CHINA FUND, INC.

CHAIRMAN’S STATEMENT (continued) (unaudited)

Your board continues to address the industry-wide problem of share prices trading at levels seriously below those of their NAVs. During the year the Fund’s discount has ranged from 5.76% to 12.64% and ended the year at 11.93%. The board continues to use the discount management program under these circumstances, the details of which are provided on the Fund’s website weekly, as a tool to help minimize the size of any discount.

As reported previously a major goal of your new board has been the very significant reduction of expenses of the Fund. I am pleased to report that the Fund is experiencing a reduction in expenses, and I am confident that this reduction will be evident in the 2020 results, being the initial year in which the full savings will be reflected in the Fund’s financial statements.

Your Fund continues its stock lending program which has provided a useful income to offset expenses. The Fund’s securities lending income for this year amounted to $205,470, which is consistent with expectations. With the appointment of the Manager and the realignment of the Fund’s investments to focus more on mainland China exposure, we fully understood that the elimination of the Fund’s exposure to Taiwan would reduce the income it earns from securities lending given that stock lending in the Taiwan space is of considerably greater demand.

Rejuvenation of the board is also a high priority of its present members and the board has agreed to a strategic plan to introduce the next generation of members. In line with this objective we would like to thank Ms. Lin Coughlin, whose term ends at the upcoming annual general meeting, for her time as a director working with the new board members and during which she has provided a most useful contribution. At the annual general meeting we will seek stockholders’ approval of the appointment to the board of George Iwanicki. Mr. Iwanicki has over 30 years of hands-on, financial industry experience primarily as a macro strategist for the Emerging Markets of the Asia-Pacific region with major U.S. investment houses and holds a Master of Philosophy from Columbia in economics.

Your board continues to work in the best interests of all stockholders and we take this opportunity of thanking you for your support in what is undoubtedly a most interesting time in an exciting mainland China market.

Yours very sincerely,

For and on behalf of the China Fund, Inc.

Julian Reid

December 19, 2019

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (unaudited)

December 3, 2019

Market Environment

During the 12 months ended October 31, 2019, Chinese equities were volatile, but ultimately generated attractive performance. Key themes impacting China’s equity markets during the year included U.S.-China trade tensions, the health of China’s economy, corporate earnings for Chinese companies and Hong Kong protests. Against this background, Chinese equities climbed a wall of worry and posted strong returns for The China Fund, Inc’s (the “Funds”) fiscal year.

Amid global macroeconomic concerns, China’s domestic A-share market (represented by the Shanghai and Shenzhen stock exchanges) performed considerably better during the reporting period than China’s offshore markets, represented by the Hong Kong stock exchange and U.S.-listed Chinese American Depositary Receipts (“ADR”s). Companies listed in the A-share market tend to represent domestic demand and the domestic consumer base, where local sentiment was fairly optimistic. In contrast, companies listed on the Hong Kong exchange and U.S. exchanges tend to have a larger share of foreign investors, whose sentiment was weak during the fiscal year on global macroeconomic worries. Accordingly, we started to see more-attractive relative valuations in the Hong Kong and U.S. markets compared with China’s onshore markets. Notably, the Fund takes an all-shares approach and has the flexibility to buy securities on the exchanges where valuations appear attractive.

In terms of global macroeconomic headlines, the progress of U.S.-China trade negotiations waxed and waned during the period. Looking back to November 2018, investors focused on the G-20 meetings and the prospect that President Trump and President Xi could come to a resolution on trade. In May 2019, rhetoric escalated on both sides, bringing significant uncertainty as to the timing of a potential resolution. In October 2019, the tone in dialogue once again improved, creating more-positive investor sentiment.

Economic growth remains healthy, although slightly slower than earlier years. We believe China’s policymakers feel comfortable with the pace of domestic growth, so we don’t expect major stimulus ahead. Fiscal stimulus year to date, in the form of tax cuts, has been highly targeted and incremental. In our view, any additional stimulus would likely follow a similar pattern — modest in scale and surgical in execution. By the end of the reporting period, stock price valuations in aggregate were hovering around their long-term averages but remained below their pre-tariff levels. Corporate earnings were stable, if a bit tepid.

Hong Kong protestors demanded universal suffrage and the repeal of the extradition bill (among other requests) in August. Hong Kong leader Carrie Lam announced the withdrawal of the extradition bill in September. While protests remained fluid, there seemed to be incremental progress in conversations between the government and the people of Hong Kong. With the extradition bill now withdrawn, both sides acknowledged that housing costs, income distribution and economic mobility are issues to be addressed. The severity of protests in Hong Kong eased a bit in October, but picked up again in November, following the reporting period.

Performance — January 1, 2019 — October 31, 2019

For the 12 months ending October 31, 2019, the China Fund, Inc. (the “Fund”) returned 23.79%, compared to its present benchmark, the MSCI China All Shares Index, which returned 17.20%. The Fund changed investment

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (continued) (unaudited)

managers on January 1, 2019, and also changed its benchmark from the MSCI Golden Dragon Index to the MSCI China All Shares Index. In this section, we discuss the performance during the reporting period that falls under the guidance of the new manager, Matthews Asia. For the period from January 1, 2019 to October 31, 2019, the Fund returned 21.73%, outperforming the MSCI China All Shares Index, which returned 17.25%. From a sector perspective, contributors included health care, real estate and consumer staples. Detractors included information technology and financials.

From a stock perspective, a contributor to performance was property developer Times China Holdings, Ltd., which focuses on developments in the Greater Bay Area in Guangdong province. This area has been earmarked for further development in high-value-adding sectors such as the technology and financial industries, and is likely to see growth in infrastructure connectivity over time. Times China Holdings, Ltd. has an ample land bank in this region, allowing it to continue to grow its footprint. Valuations were also attractive at low single digits forward price-to-earnings (“P/E”).

A detractor was brokerage firm China International Capital Corp., Ltd. (“China International Capital”). Its stock price suffered on negative sentiment toward brokerage businesses in general. Retail brokerage businesses are experiencing declining pricing power and margin compression in a competitive environment. China International Capital, however, has a large institutional business engaged in investment banking activities, and much less exposure to the retail brokerage business than other companies in its sector. We believe China International Capital is the premier investment bank in China and has room to grow its investment-banking business. We continue to like the company’s prospects over the longer term.

Outlook

Looking ahead, political rhetoric surrounding U.S.-China trade tensions has improved. We are increasingly optimistic about the prospects for a gradual de-escalation of trade tensions. Should a rollback of tariffs occur, it would be positive for investor sentiment. At the same time, trade negotiations remain fluid. The timing and terms of a potential trade deal remain unknown.

China has already pivoted to a services-and-consumption-led economy. Net exports have dropped below 1% of gross domestic product, so China has more incentive to focus on its own long-term economic growth than short-term trade tensions. Increasingly, business owners in China we have spoken with see some upside to the trade tensions. Recognizing that they are overly reliant on foreign technology, China’s business community and policymakers are increasingly focused on developing their own domestic supply chains. China is gradually substituting foreign technology with domestic technology, which would help support the country’s long-term economic progress.

We continue to follow the spending power of China’s middle class when researching new investment ideas. Increasingly, China’s emerging middle-class consumers reside in less-developed urban centers. Everything from e-commerce to health care to restaurants and real estate is likely to be in higher demand as more consumers enter the middle class.

THE CHINA FUND, INC.

ABOUT THE PORTFOLIO MANAGER (unaudited)

Matthews International Capital Management, LLC (“Matthews Asia”), the largest dedicated Asia investment specialist in the United States, is an independent, privately owned firm with a focus on long-term investment performance.

Andrew Mattock serves as the portfolio manager for the Fund’s portfolio of listed securities. Prior to joining Matthews Asia in 2015, he was a Fund Manager at Henderson Global Investors for 15 years, first in London and then in Singapore, managing Asia Pacific equities. Andrew holds a Bachelor of Business majoring in Accounting from ACU. He began his career at PricewaterhouseCoopers and qualified as a Chartered Accountant.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS

October 31, 2019

Name of Issuer and Title of Issue	Shares		Value (Note A)

COMMON STOCK
CHINA — “A” SHARES
Banks — 6.9%
China Merchants Bank Co., Ltd. — A	1,930,300		$9,722,984
Ping An Bank Co., Ltd. — A	3,060,807		7,061,597

			16,784,581

Beverages — 3.8%
Kweichow Moutai Co., Ltd. — A	31,178		5,220,118
Wuliangye Yibin Co., Ltd. — A	207,761		3,893,566

			9,113,684

Chemicals — 2.0%
Wanhua Chemical Group Co., Ltd. — A	744,643		4,818,974

Construction Materials — 0.8%
Anhui Conch Cement Co., Ltd. — A	336,971		2,015,763

Electronic Equipment, Instruments & Components — 2.2%
AVIC Jonhon Optronic Technology Co., Ltd. — A	413,391		2,367,329
Luxshare Precision Industry Co., Ltd. — A	682,620		3,080,982

			5,448,311

Health Care Equipment & Supplies — 2.7%
Lepu Medical Technology Beijing Co., Ltd. — A	1,525,600		6,537,234

Hotels, Restaurants & Leisure — 0.5%
China International Travel Service Corp., Ltd. — A	93,597		1,199,876

Household Durables — 2.6%
Midea Group Co., Ltd. — A	787,629		6,202,419

Insurance — 4.9%
Ping An Insurance Group Company of China, Ltd. — A	953,028		11,915,894

TOTAL CHINA — “A” SHARES — (Cost $48,905,509)		26.4%	64,036,736

HONG KONG
Automobiles — 2.1%
Brilliance China Automotive Holdings, Ltd.	4,500,000		4,984,718

Capital Markets — 1.3%
Hong Kong Exchanges & Clearing, Ltd.	102,400		3,201,654

Diversified Consumer Services — 0.7%
China East Education Holdings, Ltd. 144A*	836,000		1,773,151

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

October 31, 2019

Name of Issuer and Title of Issue	Shares		Value (Note A)

COMMON STOCK (continued)

HONG KONG (continued)
Health Care Technology — 0.5%
Ping An Healthcare & Technology Co., Ltd. 144A(1)*	167,800		$1,152,080

Hotels, Restaurants & Leisure — 1.4%
Galaxy Entertainment Group, Ltd.	490,000		3,386,124

Insurance — 3.0%
AIA Group, Ltd.	719,200		7,200,306

Interactive Media & Services — 12.4%
58.com, Inc. ADR*	58,900		3,110,509
Momo, Inc. ADR	108,958		3,652,272
Tencent Holdings, Ltd.	573,700		23,487,000

			30,249,781

Internet & Direct Marketing Retail — 18.4%
Alibaba Group Holding, Ltd. ADR*	181,801		32,118,783
Ctrip.com International, Ltd. ADR*	81,700		2,695,283
JD.com, Inc. ADR*	324,600		10,111,290

			44,925,356

IT Services — 1.0%
Chinasoft International, Ltd.(1)*	5,518,000		2,380,163

Life Sciences Tools & Services — 1.1%
Wuxi Biologics Cayman, Inc. 144A*	222,000		2,620,614

Pharmaceuticals — 3.6%
Sino Biopharmaceutical, Ltd.	5,854,000		8,755,656

Real Estate Management & Development — 8.7%
China Overseas Property Holdings, Ltd.	6,980,000		4,275,678
China Resources Land, Ltd.	1,298,000		5,540,885
CIFI Holdings Group Co., Ltd.	6,316,000		4,231,650
Times China Holdings, Ltd.	3,983,000		7,136,509

			21,184,722

Specialty Retail — 1.6%
Zhongsheng Group Holdings, Ltd.	1,178,500		3,917,831

TOTAL HONG KONG — (Cost $110,447,904)		55.8%	135,732,156

HONG KONG — “H” SHARES
Auto Components — 1.0%
Fuyao Glass Industry Group Co., Ltd. 144A	852,800		2,416,065

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

October 31, 2019

Name of Issuer and Title of Issue	Shares		Value (Note A)

COMMON STOCK (continued)

HONG KONG — “H” SHARES (continued)
Banks — 6.8%
Agricultural Bank of China, Ltd.	11,817,000		$4,871,000
China Construction Bank Corp.	14,338,000		11,545,860

			16,416,860

Capital Markets — 2.5%
China International Capital Corp., Ltd. 144A	3,402,800		6,227,216

Health Care Providers & Services — 0.9%
Sinopharm Group Co., Ltd.	621,200		2,231,609

Insurance — 3.0%
New China Life Insurance Co., Ltd.	1,841,000		7,177,501

Transportation Infrastructure — 0.6%
Beijing Capital International Airport Co., Ltd.	1,498,000		1,420,394

TOTAL HONG KONG — “H” SHARES — (Cost $34,984,027)		14.8%	35,889,645

TOTAL HONG KONG (INCLUDING “H” SHARES) — (Cost $145,431,931)		70.6%	171,621,801

TOTAL COMMON STOCK — (Cost $194,337,440)		97.0%	235,658,537

COLLATERAL FOR SECURITIES ON LOAN
Fidelity Investments Money Market Government Portfolio, 1.76%¥ — (Cost $3,243,858)	3,243,858	1.3%	3,243,858

	Principal Amount

SHORT TERM INVESTMENTS
Time Deposits — 4.5%
Barclays PLC — London, 1.18%, 11/1/2019	USD2,000,000		2,000,000
BNP Paribas SA — Paris, 1.18%, 11/1/2019	USD2,500,000		2,500,000
Brown Brothers Harriman & Co. — Grand Cayman, 2.30%, 11/1/2019	HKD 1,365		174
Citibank N.A. — New York, 1.18%, 11/1/2019	USD2,277,140		2,277,140
JPMorgan Chase & Co. — New York, 1.18%, 11/1/2019	USD4,000,000		4,000,000

TOTAL SHORT TERM INVESTMENTS — (Cost $10,777,314)		4.5%	10,777,314

TOTAL INVESTMENTS — (Cost $208,358,612)		102.8%	249,679,709

OTHER ASSETS AND LIABILITIES		(2.8)%	(6,742,992)

NET ASSETS		100.0%	$242,936,717

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

October 31, 2019

Notes to Schedule of Investments

*	Denotes non-income producing security.

¥	Rate shown is the 7-day yield as of October 31, 2019.

(1)

A security (or a portion of the security) is on loan. As of October 31, 2019, the market value of the securities loaned was $3,067,239. The loaned securities were secured with cash collateral of $3,243,858. Collateral is calculated based on prior day’s prices.

144A Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, these restricted securities amounted to $14,189,126, which represented 5.8% of total net assets.

ADR American Depositary Receipt

HKD — Hong Kong dollar

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

ASSETS
Investments in securities, at value (cost $208,358,612) (including securities on loan, at value, $3,067,239) (Note A)	$249,679,709
Cash	10,697
Foreign currency, at value (cost $90,963)	92,494
Receivable for investments sold	3,163,563
Prepaid expenses and other receivables	20,311

TOTAL ASSETS	252,966,774

LIABILITIES
Payable for investments purchased	6,340,153
Payable upon return of collateral for securities on loan	3,243,858
Payable for shares redeemed	162,580
Investment management fee payable (Note B)	140,966
Administration and custodian fees payable (Note B)	21,938
Chief Compliance Officer fees payable	3,333
Directors’ fees payable	1,609
Other accrued expenses and liabilities	115,620

TOTAL LIABILITIES	10,030,057

TOTAL NET ASSETS	$242,936,717

COMPOSITION OF NET ASSETS:
Par value, 100,000,000 shares authorized, 10,655,325 shares outstanding (Note C)	106,553
Paid in capital in excess of par	188,193,503
Distributable earnings	54,636,661

TOTAL NET ASSETS	$242,936,717

NET ASSET VALUE PER SHARE
($242,936,717/10,655,325 shares of common stock outstanding)	$22.80

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

INVESTMENT INCOME:
Dividend income — (net of tax withheld of $319,315)	$4,900,846
Securities lending income	205,470
Interest income	81,679

TOTAL INVESTMENT INCOME	5,187,995

EXPENSES
Investment Management fees (Note B)	1,785,238
Custodian fees (Note B)	347,770
Directors’ fees and expenses	319,085
Administration fees (Note B)	303,196
Legal fees	195,142
Insurance	109,927
Shareholder service fees	97,732
Transfer agent fees	63,043
Principal Financial Officer fee	60,099
Chief Compliance Officer fee	60,000
Audit and tax service fees	55,000
Printing and postage	38,588
Stock exchange listing fee	23,243
Fund accounting fees	8,055
Fund Secretary fee	2,500
Miscellaneous expenses	160,607

TOTAL EXPENSES	3,629,225
Less: Principal Financial Officer fee waiver	(1,500)
Chief Compliance Officer fee waiver	(1,500)

Net Expenses	3,626,225

NET INVESTMENT INCOME	1,561,770

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments	15,349,916
Net realized loss on foreign currency transactions	(168,273)

15,181,643

Net change in unrealized appreciation/depreciation on investments	40,335,648
Net change in unrealized appreciation/depreciation on foreign currency translations	75,405

40,411,053

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	55,592,696

NET INCREASE IN NET ASSETS FROM OPERATIONS	$57,154,466

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,561,770	$2,270,647
Net realized gain on investments and foreign currency transactions	15,181,643	33,960,459
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	40,411,053	(95,666,600)

Net increase (decrease) in net assets from operations	57,154,466	(59,435,494)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(8,491,817)	(8,636,465)

Total distributions to shareholders	(8,491,817)	(8,636,465)

CAPITAL SHARE TRANSACTIONS:
Cost of shares tendered (Note E)	(97,213,310)	—
Cost of share repurchased (Note D)	(6,981,694)	—

Net increase (decrease) in net assets from capital share transactions	(104,195,004)	—

NET DECREASE IN NET ASSETS	(55,532,355)	(68,071,959)

NET ASSETS:
Beginning of Year	298,469,072	366,541,031

End of Year	$242,936,717	$298,469,072

See notes to financial statements.

THE CHINA FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the years indicated

	Year Ended October 31,
	2019(1)	2018	2017		2016		2015

Per Share Operating Performance

Net asset value, beginning of year	$18.98	$23.31	$18.78		$19.91		$24.21

Net investment income*	0.13	0.14	0.18	(2)	0.46	(2)	0.26

Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.09	(3.92)	4.82		(0.10)		(0.79)

Total from investment operations	4.22	(3.78)	5.00		0.36		(0.53)

Less dividends and distributions:

Dividends from net investment income	(0.17)	(0.55)	(0.47)		(0.21)		(0.30)

Distributions from net realized gains	(0.37)	—	—		(1.28)		(3.47)

Total dividends and distributions	(0.54)	(0.55)	(0.47)		(1.49)		(3.77)

Capital Share Transactions:

Accretion (Dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	0.14	—	—		0.00	(3)	—

Net asset value, end of year	$22.80	$18.98	$23.31		$18.78		$19.91

Market price, end of year	$20.08	$16.98	$21.10		$16.18		$17.49

Total Investment Return (Based on Market Price)	21.86%	(17.53)%	34.38	%(4)	1.73%		(1.95)%

Total Investment Return (Based on Net Asset Value)	23.79%	(16.55)%	27.90	%(4)	3.73%		(1.16)%

Ratios and Supplemental Data

Net assets, end of year (000’s)	$242,937	$298,469	$366,541		$295,252		$312,191

Ratio of total expenses to average net assets	1.41%	1.91%	1.49%		1.51%		1.34%

Ratio of net expenses to average net assets	1.41%	1.91%	1.49%		1.51%		1.34%

Ratio of net investment income/(loss) to average net assets	0.61%	0.62%	0.92	%(2)	2.66	%(2)	1.16%

Portfolio turnover rate	132%	50%	31%		52%		64%

*	Per share amounts have been calculated using the average share method.

(1)	Effective January 1, 2019, Matthews International Capital Management, LLC became the investment manager. Prior to January 1, 2019, the Fund’s investment manager was Allianz Global Investors.

(2)

Amount includes a non-recurring receipt of a refund for over-billing of prior years’ custody out of pocket expense which amounted to $0.02 per share and 0.12% of average net assets during 2016 and less than $0.01 per share and less than 0.005% of net assets during 2017.

(3) Amount is less than $0.01.

(4)	The performance has been restated to reflect an adjustment to the dividend reinvestment price applied in 2016, which had the effect of modestly understating performance for the period.

See notes to financial statements.

THE CHINA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The China Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is the People’s Republic of China (“China”), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods and services sold or produced, or have at least 50% of their assets, in China and (iii) constituting direct equity investments in companies organized in China (“Direct Investments”). The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund’s investment manager is Matthews International Capital Management, LLC (“Matthews Asia” or the “Investment Manager”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation:    Portfolio securities listed on recognized U.S. or foreign security exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, from brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value in good faith by or at the direction of the Board of Directors (the “Board”) considering relevant factors, data and information including, if relevant, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. Direct Investments, if any, are valued at fair value as determined by or at the direction of the Board based on financial and other information supplied by the Investment Manager regarding each Direct Investment. Forward currency contracts are valued at the current cost of offsetting the contract. Equity linked securities, if any, are valued at fair value primarily based on the value(s) of the underlying security (or securities), which normally follows the same methodology as the valuation of securities listed on recognized exchanges.

Factors used in determining fair value may include, but are not limited to, the type of security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, the availability of quotations from broker-dealers, the availability of values of third parties other than the Investment Manager,

NOTES TO FINANCIAL STATEMENTS (continued)

information obtained from the issuer, analysts, and/or the appropriate stock exchange (if available), an analysis of the company’s financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade.

Securities Lending:    The Fund may lend up to 33 1/3% of the Fund’s total assets held by Brown Brothers Harriman & Co. (“BBH”) as custodian to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Upon entering into a securities lending transaction, the Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by BBH, acting in its capacity as securities lending agent (the “Agent”), in the Fidelity Investments Money Market Government Portfolio. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

	Remaining Contractual Maturity of the Agreements As of October 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Money Market Fund	$3,243,858	$—	$—	$—	$3,243,858

Total Borrowings	$3,243,858	$—	$—	$—	$3,243,858

Gross amount of recognized liabilities for securities lending transactions					$3,243,858

As of October 31, 2019, the Fund had loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
$3,067,239	$3,243,858	$—	$3,243,858

*	Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

NOTES TO FINANCIAL STATEMENTS (continued)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
$3,243,858	$—	$(3,243,858)	$0

Time Deposits:    The Fund places excess cash balances into overnight time deposits with one or more eligible deposit institutions that meet credit and risk standards approved by the Fund. These are classified as short term investments in Schedule of Investments.

Foreign currency translations:    The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Forward Foreign Currency Contracts:    The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risks. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain or loss on the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain or loss is disclosed in the realized and unrealized gain or loss on foreign currency in the Fund’s accompanying Statement of Operations. At October 31, 2019, the Fund did not hold forward foreign currency contracts.

Option Contracts:    The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded on the Statement of Assets and Liabilities based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. Such gain or loss is disclosed in the realized and unrealized gain or loss on options in the Fund’s accompanying Statement of Operations. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

NOTES TO FINANCIAL STATEMENTS (continued)

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of a counterparty to meet the terms of the contract. At October 31, 2019, the Fund did not hold any option contracts.

Equity-Linked Securities:    The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of any equity-linked securities may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid. At October 31, 2019, the Fund did not hold equity-linked securities.

Direct Investments:    The Fund may invest up to 25% of the net proceeds from its offering of its outstanding common stock in direct investments; however, the Board of the Fund has suspended additional investments in direct investments. Direct investments are generally restricted and do not have a readily available resale market. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protections requirements applicable to publicly traded securities. During the year ended October 31, 2019, the Fund did not hold Direct Investments.

Indemnification Obligations:    Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Security transactions and investment income:    Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividends and distributions:    The Fund intends to distribute to its stockholders, at least annually, substantially all of its net investment income and any net realized capital gains. Distributions to stockholders are recorded on the

NOTES TO FINANCIAL STATEMENTS (continued)

ex-dividend date. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Unless the Board elects to make distributions in shares of the Fund’s common stock, the distributions will be paid in cash, except with respect to stockholders who have elected to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan.

Federal Taxes:    It is the Fund’s policy to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“Code”) and to distribute to stockholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. For the previous three years the Fund remains subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the State of Maryland. The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

The tax character of distributions the Fund made during the year ended October 31, 2019 from ordinary income was $2,655,560 and from net long-term capital gains was $5,836,257. The tax character of distributions the Fund made during the year ended October 31, 2018 from ordinary income was $8,636,465.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. As of October 31, 2019, no such reclassifications were made between distributable earnings and paid in capital.

As of October 31, 2019, the components of distributable earnings on a tax basis were $1,392,585 of undistributed ordinary income, $13,220,383 of undistributed capital gains and $(1,296,117) of other book/tax temporary differences. On a tax basis, the Fund also had $40,023,693 of net unrealized appreciation on investments and currency, resulting in total accumulated earnings of $54,636,661.

At October 31, 2019, the cost of investments for federal income tax purposes was $209,654,729. Gross unrealized appreciation of investments was $43,935,848 while gross unrealized depreciation of investments was $3,910,868, resulting in net unrealized appreciation of investments of $40,024,980.

NOTE B — ADVISORY FEE AND OTHER TRANSACTIONS

Effective January 1, 2019, Matthews Asia is the investment manager for the Fund’s listed assets (“Listed Assets”). Matthews Asia receives a fee, computed and accrued daily and paid monthly at a rate of 0.70% if assets exceed $150 million and 0.80% if assets do not exceed $150 million. Prior to January 1, 2019, Allianz Global Investors

NOTES TO FINANCIAL STATEMENTS (continued)

(“AGI”) was the investment manager for the Fund’s Listed Assets and Direct Investments. AGI received a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the Fund’s average weekly net assets invested in Listed Assets; and 0.50% of the Fund’s average weekly net assets invested in Listed Assets in excess of US$315 million. For the year ended October 31, 2019, the investment management fee rate was equivalent to an annual effective rate of 0.69% of the Fund’s average daily net assets. For the year ended October 31, 2019, no fees for Direct Investments were paid as the Fund held no such investments during the year.

No director, officer or employee of Matthews Asia, AGI, or any affiliates of those entities receives any compensation from the Fund for serving as an officer or director of the Fund.

BBH provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays BBH a fee that is calculated daily and paid monthly at an annual rate based on aggregate average daily assets of the Fund. The Fund also pays BBH an annual fee for certain legal administration services, including corporate secretarial services and preparing regulatory filings. Prior to July 1, 2019, these services were provided by State Street Bank and Trust Company.

The Fund has also contracted with BBH to provide custody and fund accounting services to the Fund. For these services, the Fund pays BBH asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses. Prior to July 1, 2019, these services were provided by State Street Bank and Trust Company.

NOTE C — FUND SHARES

At October 31, 2019 there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 10,655,325 were issued and outstanding.

For the year ended October 31, 2019, the Fund repurchased 5,067,350 shares of its common stock, valued at $104,195,004, from stockholders participating in the Fund’s tender offer and repurchases under the Fund’s discount management program.

For Year Ended October 31, 2019

Shares outstanding at beginning of year	15,722,675
Shares repurchased	(350,547)
Shares tendered	(4,716,803)

Shares outstanding at end of year	10,655,325

NOTE D — DISCOUNT MANAGEMENT PROGRAM

On February 6, 2019, the Fund announced that its Board of Directors approved a Discount Management Program (the “Program”) which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares. This limit may be increased or decreased by the Board at any time. Under the

NOTES TO FINANCIAL STATEMENTS (continued)

Program, the Fund will repurchase its common shares in the open market on any trading day that the Fund’s shares are trading above the discount threshold, which is currently 9.5%. On each day that shares are repurchased, the Fund repurchases its shares to the maximum extent permitted by law unless the Board and the Program Manager determine that such repurchase would be detrimental to the Fund and its stockholders. The Program is intended to enhance stockholder value, as repurchases made at a discount may have the effect of increasing the per share NAV of the Fund’s remaining shares. There is no assurance, however, that the market price of the Fund’s shares, either absolutely or relative to NAV, will increase as a result of any share repurchases. These repurchases may be commenced or suspended at any time or from time to time without any notice. Any repurchases will be disclosed in the Fund’s stockholder reports for the relevant fiscal periods.

For the year ended October 31, 2019, the Fund repurchased 350,547 of its shares at an average price of $19.92 per share (including brokerage commissions) at an average discount of 10.84%. These repurchases had a total cost of $6,981,694. The Board will continue to review the Program and its effectiveness, and, as appropriate, may make further enhancements as it believes are necessary.

NOTE E — TENDER OFFER

On November 9, 2018, the Fund announced that its Board approved in principle a one-time tender offer (the “Tender Offer”). The Tender Offer commenced on January 4, 2019 and expired on February 5, 2019. The Tender Offer was oversubscribed and, pursuant to the terms of the Tender Offer, tendered shares were accepted for payment on a pro rata basis. The Fund accepted 4,716,803 shares for payment on or about February 12, 2019 at $20.61 per share, which is equal to 99% of the Fund’s NAV per share as of the close of regular trading on the New York Stock Exchange on February 6, 2019. The 4,716,803 shares totaling $97,213,310 represented 30% of the Fund’s outstanding shares. On a pro rata basis, approximately 40.71% of the shares so tendered were accepted for payment.

NOTE F — INVESTMENT TRANSACTIONS

For the year ended October 31, 2019, the Fund’s cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $330,662,733 and $424,819,418, respectively.

NOTE G — INVESTMENTS IN CHINA

The Fund’s investments in Chinese companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of Chinese companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized Chinese companies, particularly in China; and (8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H — FAIR VALUE MEASUREMENT

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 — Inputs that are unobservable.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at value:

ASSETS VALUATION INPUT

Description*	Level 1	Level 2	Level 3	Total
Common Stock	$235,658,537	$—	$—	$235,658,537
Collateral For Securities On Loan	3,243,858	—	—	3,243,858
Short Term Investments	—	10,777,314	—	10,777,314

TOTAL INVESTMENTS	$238,902,395	$10,777,314	$—	$249,679,709

*	Please refer to the Schedule of Investments for additional security details.

NOTE I — DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund did not enter into any derivatives transactions or hedging activities for the year ended October 31, 2019.

NOTE J — SUBSEQUENT EVENT

Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure.

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

of The China Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The China Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2012.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 24, 2019

THE CHINA FUND, INC.

Other Information (unaudited)

TAX INFORMATION

Foreign Taxes Credit:    The Fund designates $319,346 as foreign taxes paid and $5,220,160 as foreign source income earned for regular Federal income tax purposes.

Qualified Dividend Income:    For the fiscal year ended October 31, 2019, the Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on the individual’s tax bracket. Complete information will be reported in conjunction with the Form 1099-DIV. For the year ended October 31, 2019, the Fund had $2,850,467 in Qualified Dividend Income and 0% of total ordinary income dividends paid qualified for the corporate dividends received deduction.

PRIVACY POLICY

Privacy Notice

The China Fund, Inc. collects nonpublic personal information about its stockholders from the following sources:

☐   Information it receives from stockholders on applications or other forms; and

☐   Information about stockholder transactions with the Fund.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its stockholders’ nonpublic personal information.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. Form N-Q was filed as of July 31, 2019 for the third quarter of this fiscal year and is available on the Securities and Exchange Commission’s website at www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly Portfolio of Investments will be made available with out charge, upon request, by calling 1-888-246-2255.

THE CHINA FUND, INC.

Other Information (continued) (unaudited)

CERTIFICATIONS

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of March 21, 2019, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), adopted by the Fund, each stockholder will automatically be a participant (a “Participant”) in the Plan unless Computershare Trust Company, N.A., the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions, net of any applicable U.S. withholding tax, paid in cash. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare Trust Company, N.A., as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare Trust Company, N.A. c/o The China Fund, Inc. at P.O. Box 505000 Louisville, Kentucky 40233-5000, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable only in shares of the Fund’s common stock (including such a declaration that provides an option to receive cash), Participants will take such distribution or dividend entirely in shares of common stock to be issued by the Fund, and the Plan Agent shall automatically receive such shares of common stock, including fractions, for the Participant’s account.

Whenever a dividend or distribution is declared payable in cash or shares of the Fund’s common stock, the Plan will operate as follows: (i) whenever the market price per share of common stock equals or exceeds the net asset value per share at the time shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), Participants will be issued shares of common stock by the Fund valued at net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then Participants will be issued shares valued at 95% of the market price; and (ii) whenever the net asset value per share of the common stock on the Valuation Date exceeds the market price of a share of the common stock on the Valuation Date, Participants will receive shares of common stock of the Fund purchased in the open market. The Plan Agent will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the New York Stock Exchange (the “Exchange”) or elsewhere, with the cash in respect of such dividend or distribution for the Participants’ accounts on, or shortly after, the payment date.

If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the Exchange or elsewhere, with the cash in respect of such dividend or distribution for the Participants’ accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent annually, in any amount from $100 to $3,000 for investment in the Fund’s Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on January 15 of each year or the next trading day if January 15th is not a trading day. Participants may make voluntary cash payments by sending a check (in U.S. dollars and drawn on a U.S. Bank) made payable to “Computershare” along with a completed transaction form which is attached to each statement a Participant receives. The Plan Agent will not accept cash, traveler’s checks, money orders or third party checks. Any voluntary

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

cash payments received more than thirty-five days prior to such date will be returned by the Plan Agent, and interest will not be paid on any such amounts. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately two days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested. In the event that a Participant’s check for a voluntary cash payment is returned unpaid for any reason, the Plan Agent will consider the request for investment of such funds null and void, and shall immediately remove from the Participant’s account those shares, if any, purchased upon the prior credit of such funds. The Plan Agent shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Plan Agent shall be entitled to sell such additional shares from the Participant’s account as may be necessary to satisfy the uncollected balance.

For all purposes of the Plan: (a) the market price of shares of common stock of the Fund on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date, (b) Valuation Date shall be the dividend or distribution payment date or, if that date is not an Exchange trading day, the next preceding trading day, and (c) net asset value per share of common stock on a particular date shall be as determined by or on behalf of the Fund.

The open-market purchases provided for above may be made on any securities exchange where the shares of common stock of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. In every case the price to the Participant shall be the weighted average purchase price obtained by the Plan Agent’s broker, net of fees. Funds held by the Plan Agent will not bear interest. In addition, it is understood that the Plan Agent shall have no liability (other than as provided in the Plan) in connection with any inability to purchase shares of common stock within 30 days after the payment date of any dividend or distribution as herein provided or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the shares of common stock of the Fund acquired for any Participant’s account. Whenever the Plan Agent, as purchasing agent for the Participants, is to buy shares of common stock in the open market, on the Exchange or elsewhere, with the cash in respect of a dividend or distribution, to the extent the Plan Agent is able to do so and, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the income dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as an income dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distributions, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent will confirm in writing, each trade for a Participant’s account and each share deposit or share transfer promptly after the account activity occurs. The statement will show the number of shares held, the number

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

of shares for which dividends are being reinvested, any cash received for purchase of shares, the price per share for any purchases or sales, and any applicable fees for each transaction charged the Participant. In the event the only activity in a Participant’s account is the reinvestment of dividends, this activity will be confirmed in a statement on at least a quarterly basis. If the Fund pays an annual dividend and the only activity in a Participant’s account for the calendar year is the reinvestment of such dividend, the Participant will receive an annual statement. These statements are a Participant’s continuing record of the cost basis of purchases and should be retained for income tax purposes.

The Plan Agent will hold shares of common stock acquired pursuant to the Plan in non-certificated form in the name of the Participant for whom such shares are being held and each Participant’s proxy will include those shares of common stock held pursuant to the Plan. The Plan Agent will forward to each Participant any proxy solicitation material received by it. In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the name of such Participants and held for the account of beneficial owners who participate in the Plan. Upon a Participant’s Internet, telephone or written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates representing all full shares of common stock held by the Plan Agent pursuant to the Plan for the benefit of such Participant.

Participants will not be charged a fee in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent’s transaction fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, Participants will be charged a per share fee (currently $0.05) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions and with purchases from voluntary cash payments made by the Participant. A $2.50 transaction fee and a per share fee of $0.15 will also be charged by the Plan Agent upon any request for sale. Per share fees include any brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Stockholders appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Participants unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of a Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor Plan Agent for the purposes of receiving dividends and distributions, the Fund

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

will be authorized to pay to such successor Plan Agent, for the Participants’ accounts, all dividends and distributions payable on the shares of common stock held in the Participants’ name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

Requests for copies of the Plan, which sets forth all of the terms of the Plan, and all correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., the Plan Agent for The China Fund, Inc., in writing at P.O. Box 505000 Louisville, Kentucky 40233-5000, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

Directors and Officers (unaudited)

The following table provides information concerning each of the Directors of the Fund. The Board of Directors is comprised of Directors who are not interested persons of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Directors are divided into three classes, designated as Class I, Class II and Class III. The Directors in each such class are elected for a term of three years to succeed the Directors whose term of office expires. Each Director holds office until the expiration of his term and until his successor is selected and qualified.

Name (Age) and Address of Directors or Nominees for Director*	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex (1) Overseen by the Director or Nominee	Other Directorships Held by Director or Nominee for Director in Publicly Held Companies

CLASS I

Julian Reid (75)	Chairman of the Board and Director	2018 (2021)	Director and Chairman of 3a Funds Group (1998-Present); Director and Chairman of JM Properties Ltd. (2012-2015); Director of JP Morgan China Region Fund, Inc. (1997- 2017); and Director and Chairman of Prosperity Voskhod Fund Ltd. (2006-2015).	1	Director and Chairman of the Board, The Korea Fund, Inc.

CLASS II

Richard A. Silver (72)	Director	2018 (2022)	Retired. Director, The Korea Fund, Inc.	1	Director, The Korea Fund, Inc.

CLASS III

Linda C. Coughlin (67)	Director	2015 (2020)	Founder and CEO, Great Circle Associates, LLC (management consultation) (2008-present).	1	None.

*	For purposes of Fund business, all Directors may be contacted at the following address: c/o Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110

(1)

The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Directors and Officers (continued) (unaudited)

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name (Age) and Address of Officers	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years

Frank Wheeler (56) Matthews Asia 4 Embarcadero Center, Suite 550 San Francisco, CA 94111	President	Since 2019	Global Head of Distribution (since 2013), Matthews (investment management)

Patrick Keniston (55) Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer and Secretary	Chief Compliance Officer Since 2011; Secretary Since 2019	Managing Director, Foreside Fund Officer Services, LLC (2008-Present).

Monique Labbe (46) Foreside Fund Officer Services, LLC 10 High Street #302 Boston, MA 02210	Treasurer	2015	Senior Director, Fund Principal Financial Officer, Foreside Fund Officer Services, LLC (2014-present)

THE CHINA FUND, INC.

United States Address

The China Fund, Inc.

c/o Brown Brothers Harriman & Co.

Fund Administration, 7th Floor

50 Post Office Square

Boston, MA 02110

Directors and Officers

Julian Reid, Chairman of the Board, Investment Committee, Discount Management Committee and Governance,

Nomination & Compensation Committee and Director

Richard Silver, Chairman of the Audit, Valuation and Compliance Committee and Director

Linda C. Coughlin, Chairman of the Contracts Committee and Director

Frank Wheeler, President

Patrick Keniston, Chief Compliance Officer and Secretary

Monique Labbe, Treasurer

Investment Manager

Matthews International Capital Management, LLC

Shareholder Servicing Agent

AST Fund Solutions

Administrator, Accounting Agent and Custodian

Brown Brothers Harriman & Co.

Transfer Agent, Dividend Paying Agent and Registrar

Computershare Trust Company, N.A.

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

Legal Counsel

Morgan, Lewis & Bockius, LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

(a)	The China Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Board of Directors of the Fund has determined that the Fund has two members serving on the Fund’s Audit Committee possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts.”

	(2)	The names of the audit committee financial experts are Richard Silver and Julian Reid. Messrs. Silver and Reid have been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended October 31, 2019, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US $50,000 for professional services rendered for the audit of the Fund’s annual financial statements.

For the fiscal year ended October 31, 2018, Tait Weller, the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$69,500 for professional services rendered for the audit of the Fund’s annual financial statements.

(b)	Audit-Related Fees

For the fiscal year ended October 31, 2019, Tait Weller did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

For the fiscal year ended October 31, 2018, Tait Weller did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

(c)	Tax Fees

For the fiscal year ended October 31, 2019, Tait Weller billed the Fund aggregate fees of US$5,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal year ended October 31, 2018, Tait Weller billed the Fund aggregate fees of US$13,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d)	All Other Fees

For the fiscal year ended October 31, 2019, Tait Weller did not bill the Fund for other fees.

For the fiscal year ended October 31, 2018, Tait Weller did not bill the Fund for other fees.

(e) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended October 31, 2019, were pre-approved by the Audit Committee.

All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal year ended October 31, 2018, were pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2019 and October 31, 2018, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

(f)	Not applicable.

(g) For the fiscal year ended October 31, 2019, Tait Weller did not bill the Fund any non-audit fees. For the fiscal year ended October 31, 2019, Tait Weller did not provide any non-audit services to Matthews International Capital Management, LLC (“Matthews Asia”, or the “Investment Adviser”) or any other entity in the Fund’s Investment Company Complex.

For the fiscal year ended October 31, 2018, Tait Weller did not bill the Fund any non-audit fees. For the fiscal year ended October 31, 2018, Tait Weller did not provide any non-audit services to Allianz Global Investors U.S. LLC, the Fund’s former Investment Adviser, or any other entity in the Fund’s Investment Company Complex.

(h) Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund’s audit committee are Linda C. Coughlin, Julian Reid and Richard A. Silver.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 13(a)(4) are copies of the proxy voting policies and procedures of the Fund and its Investment Adviser.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of December 28, 2019, the portfolio manager of the registrant is as follows:

Andrew Mattock, CFA

Lead Manager

Mr. Mattock joined Matthews Asia in 2015. Mr. Mattock is U.S. based and has 20 years of experience investing in Asia and 24 years of industry experience. Prior to joining Matthews Asia, Mr. Mattock was a portfolio manager with Henderson Global Investors for 15 years.

As of October 31, 2019, Mr. Mattock managed and advised 1 mutual fund with a total of approximately US$ 825 million in assets, 1 closed end fund with a total of approximately US$ 243 million in assets and 1 offshore fund with a total of approximately US$19 million in assets.

Conflicts of Interest:

Matthews Asia has adopted a Code of Ethics (the “Code”) as part of the firm’s Compliance Program in order to mitigate and manage conflicts of interest that may exist or arise in connection with personal securities transactions by our officers and employees.

Below is a brief summary of the Code.

The Code contains restrictions on personal securities transactions applicable to all our officers and employees and includes a standard of business conduct requiring officers and employees:

•	To comply with applicable laws;

•	To report their personal securities transactions to our compliance department;

•	To acknowledge their receipt of, and agreement to, observe the requirements of the Code;

•	To report any violations of the Code to our Chief Compliance Officer (“CCO”).

To reduce potential conflicts of interest, the Code prohibits all officers and employees from investing in the securities of Asia Pacific companies. Matthews Asia’s CCO, with the concurrence of its Enterprise Risk and Compliance Committee, may permit an employee to continue holding such securities if they were held prior to joining Matthews Asia. For purposes of the Code, an Asia Pacific security is any security: (1) issued or guaranteed by a company that is organized under the laws of an Asia Pacific country; (2) traded in any market in an Asia Pacific country, or (3) issued or guaranteed by a governmental entity or an agency or instrumentality or political subdivision of an Asia Pacific country. Asia Pacific securities include warrants, options or futures on or related to Asia Pacific securities, but do not include the shares of an open-end investment company registered under the 1940 Act and similarly structured foreign funds.

To further reduce the potential for conflicts of interest between us and clients, the Code requires that all officers and employees: (1) obtain approval prior to making certain trades in their personal accounts; (2) submit regular reports of personal transactions made in personal accounts; and (3) provide an annual report of all personal account holdings. These approvals and reports apply to accounts directly or beneficially held by our officers and employees (as well as certain persons closely related to them).

The firm’s Compliance Department provides guidance to employees concerning the application and interpretation of the firm’s compliance policies, including its Conflicts Policies and will provide training concerning the requirements of these policies to all new employees and to all employees at least annually.

Other Conflicts of Interest Related to Personal Trading and the Professional Activities of our Officers and Employees:

Since we primarily invest in Asia Pacific companies for clients, the prohibitions under our Code significantly reduce, but do not eliminate, conflicts between the personal trading of our officers and employees who are Access Persons and trading for our clients. Nevertheless, our officers’ and employees’ trading and professional activities may give rise to other potential conflicts of interest. These are described below, along with a description of how we manage those potential conflicts of interest.

We act as investment manager to various investment companies and other accounts. We may give advice and take action with respect to any funds or accounts, or for our own account, that may differ from action taken on behalf of other funds or accounts. We are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling, any security that we or our officers and employees may buy or sell for our or their own account or for the accounts of any other client. While we are not obligated to refrain from investing in securities held by funds or accounts that we manage, we do not ordinarily invest for our own account in Asia Pacific securities. We do sometimes invest for our own account in money market and short-term domestic fixed income securities. Matthews Asia may also provide seed capital to investment companies and similar funds that we sponsor or manage. We manage conflicts with investing for our own account or our officers and employees investing for their accounts by requiring that any transaction be made in compliance with our Code, as discussed above.

Because we manage more than one account, potential conflicts of interest may arise related to the amount of time individuals devote to managing particular accounts. We may also have an incentive to favor accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay us a higher fee level or greater fees overall. However, we do not charge performance-based fees to any client accounts, limiting our incentive to favor certain groups of accounts over others. Moreover, we have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.

Potential conflicts of interest may also arise in connection with an employee’s knowledge and the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments, and the valuation of holdings or potential holdings. Some employees who have access to the size and timing of transactions may have information concerning the market impact of transactions, including transactions for the Matthews Asia Funds. Employees may be in a position to use this information to their possible advantage or to the possible detriment of our other client accounts. An investment opportunity may also be suitable for multiple accounts we manage, but not in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by multiple accounts. We manage these potential conflicts with employee transactions by requiring that any transaction be made in compliance with our Code, and potential conflicts between client accounts through our procedures for allocating portfolio transactions and investment opportunities.

Employees (including their immediate family members) who invest in one of the funds managed by Matthews Asia, including the Matthews Asia Funds, may have a conflict of interest in that they may have an incentive to treat that fund preferentially as compared to other accounts we manage. However, all portfolio management employees work as a team and share research relevant to other investment mandates and client accounts. With certain exceptions, all accounts have equal access to investment opportunities. These exceptions may provide priority access to limited investment opportunities for accounts that (1) invest in securities of small companies if no account we manage has previously invested in those securities; and (2) focus on a specific country or sector. Some of the accounts that receive priorities may pay us higher fees than accounts that do not have a priority. Our investment team regularly reviews each account (for material dispersion of performance or other indicative factors). These practices help us detect and manage the potential conflict.

The Compliance Department provides guidance to employees concerning the application and interpretation of the firm’s Code of Ethics and will provide training concerning the requirements of this policy to all new employees and to all employees at least annually.

As a matter of policy, Matthews Asia does not comment on specific employee matters related to the personal securities transaction policy.

As a matter of firm policy, we do not disclose the full Code of Ethics to external parties.

Compensation:

Employee compensation may consist of a combination of base salary, fixed and discretionary bonuses, and participation in benefit plans, which are generally available to all salaried employees, including members of the investment team.

Key elements of compensation are detailed below:

•

Base Salary. Each employee receives a fixed base salary that takes into account his or her experience and responsibilities and is intended to be competitive with salaries offered by other similar firms. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities.

•

Bonus. Matthews Asia emphasizes teamwork and a focus on client needs. Bonuses are structured to emphasize those principles and are based on a number of factors including the profitability of Matthews Asia and the employee’s contributions to the firm. For portfolio managers this includes the performance of accounts managed by the employee. Performance over multiple time periods relative to the strategy’s benchmark and peer group, and absolute performance over periods longer than five years, are typically included in this assessment.

•	Benefit Programs. Employees participate in benefit plans and programs available generally to all employees.

•	Other Compensation. Portfolio managers may receive compensation in the form of equity interests in Matthews Asia or cash payments based upon a percent of Matthews Asia’s revenues.

Evaluation of portfolio managers and analysts includes quantitative and qualitative metrics centered on the performance of the portfolios they manage. Portfolio managers’ performance is evaluated across multiple time periods with an emphasis on longer term investment periods. A portion of bonus compensation paid to portfolio managers may be in the form of firm equity and shares of Matthews Asia’s funds, in each case subject to deferral over a period of years. All portfolio managers are eligible to receive equity interests in the firm.

Matthews Asia encourages investment professionals to invest in the strategies they manage and other Matthews Asia strategies, as a means to align the interests of employees with the success of the firm and the interests of its clients.

Ownership of Securities: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant’s equity securities beneficially owned as of October 31, 2018.

Ownership of Securities: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant’s equity securities beneficially owned as of October 31, 2019.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Andrew Mattock, CFA	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the twelve-month period ended October 31, 2019, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Exchange Act.

	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
November 1, 2018 through November 30, 2018	0	N/A	0	1,100,587
December 1, 2018 through December 31, 2018	0	N/A	0	1,100,587
January 1, 2019 through January 31, 2019	0	N/A	0	1,100,587
February 1, 2019 through February 28, 2019	124,702	$19.63	124,702	975,885
March 1, 2019 through March 31, 2019	58,758	$20.15	58,758	917,127
April 1, 2019 through April 30, 2019	10,422	$21.21	10,422	906,705
May 1, 2019 through May 31, 2019	33,103	$19.98	33,103	873,602
June 1, 2019 through June 30, 2019	30,725	$19.34	30,725	842,877
July 1, 2019 through July 31, 2019	16,534	$20.47	16,534	826,343
August 1, 2019 through August 31, 2019	8,617	$19.54	8,617	817,726
September 1, 2019 through September 30, 2019	25,027	$20.05	25,027	792,699
October 1, 2019 through October 31, 2019	42,659	$19.68	42,659	750,040
Total	350,547	$20.01	350,547	750,040

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1) Gross income from securities lending activities	$338,912
(2) Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$40,808
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,352
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	$89,282
Other fees relating to the securities lending program not included in the revenue split	—
(3) Aggregate fees/compensation for securities lending activities and related services	$133,442
(4) Net income from securities lending activities	$205,470

(b)

The Fund may lend up to 33 1/3% of the Fund’s total assets held by Brown Brothers Harriman & Co. (“BBH”) as custodian to certain qualified brokers, except those securities which the Fund or the Investment Management specifically identifies as not being available. By lending its investment securities, the Fund attempts to increate its net investment income through the receipt of interest on the loan. Any gain or loss in the market prices of the securities loaned that might occur and any interest of dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Upon entering into a securities lending transaction, the Fund receives cash as collateral in the amount equal to or exceeding 100% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by BBH, acting in its capacity as securities lending agent (the “Agent”), in the Fidelity Investments Money Market Government Portfolio. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:	/s/ Frank Wheeler
Frank Wheeler
President of The China Fund, Inc.

Date: January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Frank Wheeler
Frank Wheeler
President of The China Fund, Inc.

Date: January 3, 2020

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The China Fund, Inc.

Date: January 3, 2020